UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05914

Templeton Global Opportunities Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end:  12/31__

Date of reporting period:  12/31/15_

Item 1. Reports to Stockholders.

Annual Report
and Shareholder Letter
December 31, 2015

Templeton Global Opportunities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Templeton Global Opportunities Trust	3
Performance Summary	7
Your Fund’s Expenses	11
Financial Highlights and Statement of Investments	13
Financial Statements	20
Notes to Financial Statements	23
Report of Independent Registered
Public Accounting Firm	31
Tax Information	32
Board Members and Officers	33
Shareholder Information	38

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Templeton Global Opportunities Trust

This annual report for Templeton Global Opportunities Trust covers the fiscal year ended December 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies located anywhere in the world, including developing or emerging markets.

Performance Overview

The Fund’s Class A shares had a -7.77% cumulative total return for the 12 months under review. In comparison, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, had a -1.84% total return.1 Please note that performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index, stocks in global developed markets overall were nearly unchanged for the year amid some positive developments. Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates. Toward period-end, equity markets recovered somewhat as the Fed increased its federal funds target range for the first time in nine years, alleviating some uncertainty about a change in the U.S.

monetary policy. During the year, oil prices declined sharply largely due to increased global supply that exceeded demand. Gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

U.S. economic growth slowed in 2015’s first quarter but strengthened in 2015’s second quarter amid healthy consumer spending. The third and fourth quarters were less robust as exports slowed and state and local governments reduced their spending. At its December meeting, the Fed increased its target range for the federal funds rate to 0.25%–0.50%, as policy-makers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. Furthermore, the Fed raised its forecast for 2016 U.S. economic growth and lowered its unemployment projections.

In Europe, U.K. economic growth gained momentum from the services sector, but the economy slowed in 2015 compared with 2014. The eurozone grew moderately and generally benefited during the period from lower oil prices, a weaker euro that

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI), which begins on page 16.

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TEMPLETON G LOBAL O PPORTUNITIES TRUST

Top 10 Countries
12/31/15
% of Total
Net Assets
U.S.	28.8%
U.K.	11.9%
China	8.7%
France	8.2%
South Korea	7.0%
Japan	4.3%
Netherlands	4.2%
India	4.0%
Switzerland	3.7%
Germany	3.7%

supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. Although the eurozone’s annual inflation rate declined early in the period, it rose slightly during the rest of the period. The ECB maintained its benchmark interest rates although it reduced its bank deposit rate in December, seeking to boost the region’s slowing growth.

Japan’s economy continued to grow in 2015’s first quarter. After a decline in the second quarter of 2015, it expanded in the third quarter as capital expenditures improved. The Bank of Japan took several actions during the reporting period, including maintaining its monetary policy, lowering its economic growth and inflation forecasts, and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds.

In emerging markets, economic growth generally moderated. In China, the government’s intervention to cool domestic stock market speculation and its effective currency devaluation led to a severe slump in emerging market stocks from June through August. In October, emerging market equities gained after China expanded its monetary and fiscal stimulus to support its economy. Emerging equity markets recovered some of their losses after the Fed increased its target interest rate in December. Central bank actions varied across emerging markets during the 12 months under review, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the 12-month period.

Top 10 Sectors/Industries
12/31/15
% of Total
Net Assets
Banks	15.1%
Pharmaceuticals	11.4%
Oil, Gas & Consumable Fuels	6.3%
Insurance	5.6%
Biotechnology	4.7%
Energy Equipment & Services	3.9%
Auto Components	3.7%
Software	3.6%
Technology Hardware, Storage & Peripherals	3.3%
Wireless Telecommunication Services	2.8%

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. As we look worldwide, we consider specific companies, rather than sectors or countries, to make our investment decisions.

Manager’s Discussion

Although the Fund underperformed the MSCI ACWI during the 12 months under review, stock selection in the Middle East, where Israel represented our sole exposure, and positioning in Canada contributed to relative returns. Within Europe, exposure to Denmark, the Netherlands and Ireland also aided results. The Fund’s overall investments in Asia detracted, but stock selection in Japan and India contributed.

On a sector basis, stock selection and an overweighting in health care, particularly in pharmaceuticals, and a lack of exposure to utilities contributed to relative performance.2

In the health care sector, pharmaceutical companies H. Lundbeck3 (Denmark), Teva Pharmaceutical Industries3 (Israel), Torrent Pharmaceuticals Industries3 (India), and Allergan (U.S.), as well as biotechnology firm Biocon3 (India) aided results. Shares of H. Lundbeck declined early in the period after reporting a net loss in the fourth quarter of 2014. However, the company’s share price gained in August after new management announced a restructuring program designed to restore profitability and compete against other generic drug makers. Teva

2. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.
3. Not part of the index.

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TEMPLETON G LOBAL OPPORTUNITIES TRUST

shares rose after the company reported healthy first-quarter profits deriving partly from the lower cost and robust sales of one of its new generic drugs. Its shares further benefited from its acquisition of Allergan’s generic drug business, which strengthened its market position.

In other sectors, relative contributors included IT solutions provider Digital China Holdings3 (China), technology services provider Microsoft (U.S.), auto parts manufacturer Unipres3 (Japan), building materials manufacturer CRH (Ireland), automobile company Nissan Motor (Japan), logistics firm TNT Express (Netherlands) and insurance provider Sompo Japan Nipponkoa Holdings (Japan). Shares of Microsoft increased due to better-than-expected quarterly results, despite a challenging personal computer environment. The company’s revenue improved across most segments and its operating expenses declined due to various cost-cutting measures.

In contrast, stock selection in the U.S. was a major detractor. Asia as a region hurt relative performance, particularly because of an overweighting and stock selection in South Korea and an overweighting in China. In Europe, overweightings in the U.K. and Turkey and stock selection in Italy hindered results.

On a sector basis, most sectors detracted from relative performance with stock selection in industrials particularly detrimental, especially the machinery, industrial conglomerates and aerospace and defense industries.4 Also hindering results was stock selection in consumer discretionary, especially in the textiles, apparel and luxury goods industry and the media industry.5 Other detractors included our stock selection in information technology (IT), notably in the technology hardware, storage and peripherals industry and the semiconductors and semiconductor equipment industry.6 Stock selection in telecommunication services also hurt relative returns.7 Overweightings in banks within financials and energy equipment and services within energy also weighed on relative returns, as did stock selection in the metals and mining industry within materials.8

Within industrials, key detractors included truck maker Navistar International3 (U.S.) and automobile and equipment manufacturer Weichai Power (China). Navistar International’s stock price declined after it reported weaker-than-expected quarterly revenue

Top 10 Holdings
12/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Microsoft Corp.	2.6%
Software, U.S.
Teva Pharmaceutical Industries Ltd., ADR	2.2%
Pharmaceuticals, Israel
Samsung Electronics Co. Ltd.	1.9%
Technology Hardware, Stores & Peripherals,
South Korea
Amgen Inc.	1.8%
Biotechnology, U.S.
Gilead Sciences Inc.	1.7%
Biotechnology, U.S.
Hana Financial Group Inc.	1.7%
Banks, South Korea
Citigroup Inc.	1.6%
Banks, U.S.
Roche Holding AG	1.6%
Pharmaceuticals, Switzerland
KB Financial Group Inc.	1.6%
Banks, South Korea
JPMorgan Chase & Co.	1.6%
Banks, U.S.

and earnings amid restructuring costs, declining domestic market share of its heavy vehicles, and weakness in Brazil and Mexico. Despite an increased demand for heavy vehicles, the company lost some market share to heightened competition among industry players. Shares of Navistar fell after the U.S. Securities and Exchange Commission (SEC) issued a violation notice surrounding a company executive’s departure and a Navistar emission reduction system’s inability to meet SEC standards. In consumer discretionary, department store chain Macy’s (U.S.) and luxury goods retailer Michael Kors Holdings (U.S.) were some of the largest detractors. Macy’s share price declined after the company reported lower-than-expected quarterly sales and earnings. The company trimmed its 2015 full-year guidance and also announced it would continue to explore real estate transactions individually rather than place its property assets into a real estate investment trust.

4. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, building products, commercial services and supplies, industrial conglomerates and machinery in the SOI.
5. The consumer discretionary sector comprises auto components; automobiles; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI.
6. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.
7. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.
8. The financials sector comprises banks, capital markets, consumer finance, diversified financial services, insurance, and real estate management and development in the
SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON G LOBAL O PPORTUNITIES TRUST

Within IT, technology solutions provider Hewlett-Packard (U.S.), design manufacturer Quanta Computer (Taiwan) and semiconductor equipment manufacturer GCL-Poly Energy Holdings (China) detracted. In telecommunication services, Turkish telecommunication services provider Turkcell Iletisim Hizmetleri3 hurt relative performance. In other sectors, metals and mining firm Allegheny Technologies (U.S.), South Korean bank Hana Financial Group, oil and natural gas company Chesapeake Energy (U.S.) and steel manufacturer POSCO (South Korea) weighed on relative results.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relations to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

Thank you for your continued participation in Templeton Global Opportunities Trust. We look forward to serving your future investment needs.

Sincerely,

Joanne Wong, CFA
Cindy L. Sweeting, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON G LOBAL OPPORTUNITIES TRUST

Performance Summary as of December 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	12/31/15	12/31/14		Change
A (TEGOX)	$17.80	$20.58	-$	2.78
C (TEGPX)	$17.37	$20.14	-$	2.77
Advisor (FGOZX)	$17.77	$20.55	-$	2.78

Distributions[1] (1/1/15–12/31/15)

	Dividend	Long-Term
Share Class	Income	Capital Gain	Total
A	$0.1200	$1.0705	$1.1905
C	$0.0153	$1.0705	$1.0858
Advisor	$0.1711	$1.0705	$1.2416

See page 10 for Performance Summary footnotes.

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TEMPLETON G LOBAL O PPORTUNITIES TRUST
PERFORMANCE SUMMARY

Performance as of 12/31/15

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of $10,000	Total Annual
Share Class	Total Return[2]	Total Return[3]	Investment[4]	Operating Expenses[5]
A				1.31%
1-Year	-7.77%	-13.09%	$8,691
5-Year	+21.80%	+2.80%	$11,481
10-Year	+47.74%	+3.36%	$13,922
C				2.06%
1-Year	-8.40%	-9.26%	$9,074
5-Year	+17.40%	+3.26%	$11,740
10-Year	+37.11%	+3.21%	$13,711
Advisor[6]				1.06%
1-Year	-7.53%	-7.53%	$9,247
5-Year	+23.41%	+4.30%	$12,341
10-Year	+50.30%	+4.16%	$15,030

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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TEMPLETON G LOBAL OPPORTUNITIES TRUST
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 10 for Performance Summary footnotes.

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TEMPLETON G LOBAL O PPORTUNITIES TRUST

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 5/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the fol-
lowing methods of calculation: (a) For periods prior to 5/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +73.12% and +8.58%.
7. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/15	Value 12/31/15	Period* 7/1/15–12/31/15
A
Actual	$1,000	$901.80	$6.57
Hypothetical (5% return before expenses)	$1,000	$1,018.30	$6.97
C
Actual	$1,000	$898.60	$10.15
Hypothetical (5% return before expenses)	$1,000	$1,014.52	$10.76
Advisor
Actual	$1,000	$902.70	$5.37
Hypothetical (5% return before expenses)	$1,000	$1,019.56	$5.70
*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.37%; C: 2.12%; and Advisor: 1.12%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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TEMPLETON G LOBAL OPPORTUNITIES TRUST

Financial Highlights
		Year Ended December 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.58	$23.32	$18.72	$15.57	$17.72
Income from investment operations[a]:
Net investment income[b]	0.21	0.36 [c]	0.22	0.27	0.28
Net realized and unrealized gains (losses)	(1.80)	(1.29)	4.59	3.19	(2.14)
Total from investment operations	(1.59)	(0.93)	4.81	3.46	(1.86)
Less distributions from:
Net investment income	(0.12)	(0.48)	(0.21)	(0.31)	(0.29)
Net realized gains	(1.07)	(1.33)	—	—	—
Total distributions	(1.19)	(1.81)	(0.21)	(0.31)	(0.29)
Net asset value, end of year	$17.80	$20.58	$23.32	$18.72	$15.57

Total return[d]	(7.77)%	(4.06)%	25.75%	22.27%	(10.48)%

Ratios to average net assets
Expenses	1.35%[e]	1.31%	1.32%	1.35%	1.33%
Net investment income	1.06%	1.52%[c]	1.04%	1.58%	1.61%

Supplemental data
Net assets, end of year (000’s)	$388,633	$471,936	$583,419	$625,145	$625,783
Portfolio turnover rate	15.02%	23.19%	28.17%	20.13%	27.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.88%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON G LOBAL O PPORTUNITIES TRUST
FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.14	$22.85	$18.40	$15.32	$17.41
Income from investment operations[a]:
Net investment income[b]	0.06	0.17 [c]	0.06	0.14	0.15
Net realized and unrealized gains (losses)	(1.74)	(1.25)	4.50	3.12	(2.08)
Total from investment operations	(1.68)	(1.08)	4.56	3.26	(1.93)
Less distributions from:
Net investment income	(0.02)	(0.30)	(0.11)	(0.18)	(0.16)
Net realized gains	(1.07)	(1.33)	—	—	—
Total distributions	(1.09)	(1.63)	(0.11)	(0.18)	(0.16)
Net asset value, end of year	$17.37	$20.14	$22.85	$18.40	$15.32

Total return[d]	(8.40)%	(4.79)%	24.83%	21.30%	(11.10)%

Ratios to average net assets
Expenses	2.10%[e]	2.06%	2.07%	2.10%	2.08%
Net investment income	0.31%	0.77%[c]	0.29%	0.83%	0.86%

Supplemental data
Net assets, end of year (000’s)	$29,718	$33,967	$39,007	$31,769	$30,862
Portfolio turnover rate	15.02%	23.19%	28.17%	20.13%	27.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.13%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON G LOBAL O PPORTUNITIES TRUST

FINANCIAL H IGHLIGHTS

		Year Ended December 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.55	$23.30	$18.70	$15.56	$17.71
Income from investment operations[a]:
Net investment income[b]	0.27	0.40 [c]	0.25	0.31	0.34
Net realized and unrealized gains (losses)	(1.81)	(1.27)	4.62	3.19	(2.15)
Total from investment operations	(1.54)	(0.87)	4.87	3.50	(1.81)
Less distributions from:
Net investment income	(0.17)	(0.55)	(0.27)	(0.36)	(0.34)
Net realized gains	(1.07)	(1.33)	—	—	—
Total distributions	(1.24)	(1.88)	(0.27)	(0.36)	(0.34)
Net asset value, end of year	$17.77	$20.55	$23.30	$18.70	$15.56

Total return	(7.53)%	(3.82)%	26.14%	22.53%	(10.22)%

Ratios to average net assets
Expenses	1.10%[d]	1.06%	1.07%	1.10%	1.08%
Net investment income	1.31%	1.77%[c]	1.29%	1.83%	1.86%

Supplemental data
Net assets, end of year (000’s)	$9,519	$12,734	$10,679	$6,726	$6,144
Portfolio turnover rate	15.02%	23.19%	28.17%	20.13%	27.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 15

TEMPLETON G LOBAL O PPORTUNITIES TRUST

Statement of Investments, December 31, 2015
		Industry	Shares/Rights	Value
	Common Stocks and Other Equity
	Interests 97.3%
	Belgium 0.6%
	UCB SA	Pharmaceuticals	30,140	$2,724,915
	Brazil 0.9%
	Embraer SA, ADR	Aerospace & Defense	71,758	2,119,731
[a]Petroleo Brasileiro SA, ADR		Oil, Gas & Consumable Fuels	355,805	1,529,962
				3,649,693
	Canada 0.5%
	Suncor Energy Inc	Oil, Gas & Consumable Fuels	80,808	2,086,649
	China 8.7%
	China Mobile Ltd	Wireless Telecommunication Services	338,400	3,820,571
	China Telecom Corp. Ltd., H	Diversified Telecommunication Services	10,831,610	5,087,264
	CNOOC Ltd	Oil, Gas & Consumable Fuels	2,796,000	2,911,391
	Digital China Holdings Ltd	Electronic Equipment, Instruments & Components	3,227,000	3,701,610
	GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	15,435,000	2,330,142
[a]GCL-Poly Energy Holdings Ltd., rts.,
	1/20/16	Semiconductors & Semiconductor Equipment	3,087,000	19,916
	Greatview Aseptic Packaging Co. Ltd	Containers & Packaging	5,373,000	2,440,335
	Hilong Holding Ltd	Energy Equipment & Services	9,344,000	1,627,633
	Shanghai Pharmaceuticals Holding Co.
	Ltd., H	Health Care Providers & Services	2,572,300	5,569,337
	Sinopharm Group Co	Health Care Providers & Services	1,053,600	4,227,913
	Universal Health International Group
	Holding Ltd	Health Care Providers & Services	6,110,000	2,365,115
	Weichai Power Co. Ltd., H	Machinery	2,891,000	3,204,285
				37,305,512
	France 8.2%
	AXA SA	Insurance	158,184	4,335,204
	BNP Paribas SA	Banks	84,463	4,791,995
	Cie Generale des Etablissements
	Michelin, B	Auto Components	48,402	4,621,489
	Compagnie de Saint-Gobain	Building Products	99,268	4,297,020
	Credit Agricole SA	Banks	429,572	5,076,854
	Sanofi	Pharmaceuticals	59,844	5,109,436
	Technip SA	Energy Equipment & Services	53,890	2,677,236
	Total SA, B	Oil, Gas & Consumable Fuels	92,495	4,146,006
				35,055,240
	Germany 3.7%
[a]Commerzbank AG		Banks	221,260	2,300,569
[a]Deutsche Lufthansa AG		Airlines	236,650	3,744,094
	HeidelbergCement AG	Construction Materials	36,280	2,980,120
	Merck KGaA	Pharmaceuticals	46,470	4,521,318
	Siemens AG, ADR	Industrial Conglomerates	23,462	2,256,458
				15,802,559
	Hong Kong 1.9%
	Kingboard Chemical Holdings Ltd	Electronic Equipment, Instruments & Components	2,030,000	3,237,460
	NewOcean Energy Holdings Ltd	Oil, Gas & Consumable Fuels	12,826,200	5,014,533
				8,251,993
	India 4.0%
	Biocon Ltd	Biotechnology	703,472	5,505,031
	Hero Motocorp Ltd	Automobiles	80,140	3,261,088

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TEMPLETON G LOBAL OPPORTUNITIES TRUST
STATEMENT O F INVESTMENTS

	Industry	Shares/Rights	Value
Common Stocks and Other Equity
Interests (continued)
India (continued)
Oberoi Realty Ltd	Real Estate Management & Development	1,017,835	$4,129,360
Torrent Pharmaceuticals Ltd	Pharmaceuticals	195,506	4,286,683
			17,182,162
Indonesia 1.0%
Gudang Garam Tbk PT	Tobacco	1,094,800	4,367,289
Ireland 1.1%
CRH PLC	Construction Materials	163,957	4,755,224
Israel 2.2%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	142,917	9,381,072
Italy 2.1%
Eni SpA	Oil, Gas & Consumable Fuels	212,098	3,179,402
UniCredit SpA	Banks	1,000,921	5,583,031
			8,762,433
Japan 4.3%
Keihin Corp	Auto Components	140,400	2,497,402
Nissan Motor Co. Ltd	Automobiles	481,220	5,122,684
SoftBank Group Corp	Wireless Telecommunication Services	36,800	1,879,572
Sompo Japan Nipponkoa Holdings Inc	Insurance	61,000	2,035,617
Toyota Motor Corp	Automobiles	59,100	3,681,857
Unipres Corp	Auto Components	146,000	3,342,835
			18,559,967
Netherlands 4.2%
Aegon NV	Insurance	739,944	4,203,686
Akzo Nobel NV	Chemicals	62,478	4,186,020
ING Groep NV, IDR	Banks	329,770	4,459,748
NN Group NV	Insurance	66,782	2,361,240
TNT Express NV	Air Freight & Logistics	345,445	2,923,117
			18,133,811
South Korea 7.0%
Hana Financial Group Inc	Banks	352,877	7,085,703
Hyundai Mobis Co. Ltd	Auto Components	25,476	5,343,130
KB Financial Group Inc	Banks	238,571	6,728,972
POSCO	Metals & Mining	19,240	2,725,630
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	7,560	8,104,755
			29,988,190
Spain 0.7%
Telefonica SA	Diversified Telecommunication Services	256,005	2,846,204
Switzerland 3.7%
Credit Suisse Group AG	Capital Markets	277,949	6,016,680
Roche Holding AG	Pharmaceuticals	24,720	6,818,970
Swiss Re AG	Insurance	32,008	3,135,315
			15,970,965
Taiwan 0.7%
Quanta Computer Inc	Technology Hardware, Storage & Peripherals	1,809,000	2,912,778
Thailand 0.4%
Bangkok Bank PCL, fgn	Banks	417,000	1,788,135

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TEMPLETON G LOBAL OPPORTUNITIES TRUST
STATEMENT O F INVESTMENTS

	Industry	Shares/Rights	Value
Common Stocks and Other Equity
Interests (continued)
Turkey 0.7%
Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	352,665	$2,994,126
United Kingdom 11.9%
Aviva PLC	Insurance	601,816	4,577,161
BAE Systems PLC	Aerospace & Defense	626,445	4,613,049
Barclays PLC	Banks	1,113,062	3,591,268
BP PLC	Oil, Gas & Consumable Fuels	861,545	4,495,355
GlaxoSmithKline PLC	Pharmaceuticals	251,270	5,085,034
HSBC Holdings PLC	Banks	619,810	4,898,556
Kingfisher PLC	Specialty Retail	781,455	3,795,265
Lloyds Banking Group PLC	Banks	2,232,039	2,403,940
Marks & Spencer Group PLC	Multiline Retail	550,451	3,670,490
Petrofac Ltd	Energy Equipment & Services	262,890	3,084,394
Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	3,969	89,273
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	133,630	3,039,153
[a]Serco Group PLC	Commercial Services & Supplies	1,080,980	1,505,678
[a]Tesco PLC	Food & Staples Retailing	1,061,386	2,338,823
Vodafone Group PLC	Wireless Telecommunication Services	1,068,420	3,480,303
			50,667,742
United States 28.8%
Allegheny Technologies Inc	Metals & Mining	180,210	2,027,362
[a]Allergan PLC	Pharmaceuticals	20,300	6,343,750
[a]Alphabet Inc., A	Internet Software & Services	5,860	4,559,139
American International Group Inc	Insurance	50,780	3,146,837
Amgen Inc	Biotechnology	46,230	7,504,516
Applied Materials Inc	Semiconductors & Semiconductor Equipment	159,840	2,984,213
Baker Hughes Inc	Energy Equipment & Services	65,710	3,032,516
Capital One Financial Corp	Consumer Finance	64,690	4,669,324
Chesapeake Energy Corp	Oil, Gas & Consumable Fuels	149,700	673,650
Cisco Systems Inc	Communications Equipment	164,010	4,453,691
Citigroup Inc	Banks	134,160	6,942,780
Comcast Corp., A	Media	95,100	5,366,493
CVS Health Corp	Food & Staples Retailing	48,610	4,752,600
Gilead Sciences Inc	Biotechnology	71,120	7,196,633
Halliburton Co	Energy Equipment & Services	129,780	4,417,711
Hewlett Packard Enterprise Co	Technology Hardware, Storage &
	Peripherals	112,220	1,705,744
HP Inc	Technology Hardware, Storage &
	Peripherals	112,220	1,328,685
JPMorgan Chase & Co	Banks	101,500	6,702,045
Macy’s Inc	Multiline Retail	83,800	2,931,324
Medtronic PLC	Health Care Equipment & Supplies	67,840	5,218,253
[a]Michael Kors Holdings Ltd	Textiles, Apparel & Luxury Goods	51,480	2,062,289
Microsoft Corp	Software	199,770	11,083,239
Morgan Stanley	Capital Markets	149,680	4,761,321
[a]Navistar International Corp	Machinery	252,930	2,235,901
Noble Corp. PLC	Energy Equipment & Services	193,830	2,044,906
Oracle Corp	Software	120,090	4,386,888
Pfizer Inc	Pharmaceuticals	134,314	4,335,656
SunTrust Banks Inc	Banks	51,370	2,200,691

18 Annual Report

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TEMPLETON G LOBAL OPPORTUNITIES TRUST
STATEMENT O F INVESTMENTS

				Industry	Shares/Rights		Value
Common Stocks and Other Equity
Interests (continued)
United States (continued)
Twenty-First Century Fox Inc., A				Media		143,510	$3,897,732
							122,965,889
Total Common Stocks and Other
Equity Interests
(Cost $390,547,358)							416,152,548

						Principal
						Amount
Short Term Investments 2.3%
U.S. Government and Agency
Securities 2.3%
United States 2.3%
[b]Farmer Mac Discount Note, 1/04/16						$6,000,000	6,000,000
[b]FHLMC, 1/04/16						4,000,000	4,000,000
Total U.S. Government and Agency
Securities (Cost $9,999,960)							10,000,000
Total Investments
(Cost $400,547,318) 99.6%							426,152,548
Other Assets, less Liabilities 0.4%							1,717,805
Net Assets 100.0%							$427,870,353

[a]Non-income producing.
[b]The security is traded on a discount basis with no stated coupon rate.

At December 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).
Forward Exchange Contracts
				Contract Settlement Unrealized			Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	GSCO	Sell	7,668,598	$8,396,808	1/28/16	$60,896	$—
Euro	GSCO	Sell	28,651,949	31,533,189	3/16/16	348,558	—
Total Forward Exchange Contracts						$409,454	$—
Net unrealized appreciation (depreciation)						$409,454

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 30.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 19

TEMPLETON G LOBAL OPPORTUNITIES TRUST

Financial Statements

Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments in securities:
Cost	$400,547,318
Value	$426,152,548
Cash	596,903
Receivables:
Investment securities sold	814,282
Capital shares sold	367,391
Dividends	575,465
Unrealized appreciation on OTC forward exchange contracts	409,454
Other assets	312,214
Total assets	429,228,257
Liabilities:
Payables:
Capital shares redeemed	549,261
Management fees	328,660
Distribution fees	218,547
Transfer agent fees	79,518
Deferred tax	49,499
Accrued expenses and other liabilities	132,419
Total liabilities	1,357,904
Net assets, at value	$427,870,353
Net assets consist of:
Paid-in capital	$402,194,956
Undistributed net investment income	580,552
Net unrealized appreciation (depreciation)	25,932,358
Accumulated net realized gain (loss)	(837,513)
Net assets, at value	$427,870,353

Class A:
Net assets, at value	$388,632,746
Shares outstanding	21,828,227
Net asset value per share[a]	$17.80
Maximum offering price per share (net asset value per share ÷ 94.25%)	$18.89

Class C:
Net assets, at value	$29,718,482
Shares outstanding	1,711,192
Net asset value and maximum offering price per share[a]	$17.37

Advisor Class:
Net assets, at value	$9,519,125
Shares outstanding	535,627
Net asset value and maximum offering price per share	$17.77

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON G LOBAL O PPORTUNITIES TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2015

Investment income:
Dividends (net of foreign taxes of $903,912)	$11,329,774
Interest	3,999
Income from securities loaned	13,954
Other income (Note 1e)	309,145
Total investment income	11,656,872
Expenses:
Management fees (Note 3a)	4,322,665
Distribution fees: (Note 3c)
Class A	1,100,768
Class C	329,803
Transfer agent fees: (Note 3e)
Class A	536,115
Class C	40,158
Advisor Class	14,003
Custodian fees (Note 4)	54,903
Reports to shareholders	51,922
Registration and filing fees	82,840
Professional fees	102,044
Trustees’ fees and expenses	46,949
Other	86,867
Total expenses	6,769,037
Expenses waived/paid by affiliates (Note 3f)	(179)
Net expenses	6,768,858
Net investment income	4,888,014
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	24,275,819
Foreign currency transactions	(2,032,883)
Net realized gain (loss)	22,242,936
Net change in unrealized appreciation (depreciation) on:
Investments	(63,951,217)
Translation of other assets and liabilities denominated in foreign currencies	399,930
Change in deferred taxes on unrealized appreciation	(49,499)
Net change in unrealized appreciation (depreciation)	(63,600,786)
Net realized and unrealized gain (loss)	(41,357,850)
Net increase (decrease) in net assets resulting from operations	$(36,469,836)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 21

TEMPLETON G LOBAL O PPORTUNITIES TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$4,888,014	$8,744,560
Net realized gain (loss)	22,242,936	47,146,834
Net change in unrealized appreciation (depreciation)	(63,600,786)	(77,766,579)
Net increase (decrease) in net assets resulting from operations	(36,469,836)	(21,875,185)
Distributions to shareholders from:
Net investment income:
Class A	(2,516,102)	(10,508,041)
Class C	(25,145)	(490,740)
Advisor Class	(87,445)	(313,399)
Net realized gains:
Class A	(22,388,755)	(28,759,245)
Class C	(1,735,023)	(2,106,315)
Advisor Class	(547,441)	(774,247)
Total distributions to shareholders	(27,299,911)	(42,951,987)
Capital share transactions: (Note 2)
Class A	(25,524,466)	(52,591,261)
Class C	307,484	(686,220)
Advisor Class	(1,779,254)	3,635,999
Total capital share transactions	(26,996,236)	(49,641,482)
Net increase (decrease) in net assets	(90,765,983)	(114,468,654)
Net assets:
Beginning of year	518,636,336	633,104,990
End of year	$427,870,353	$518,636,336
Undistributed net investment income included in net assets:
End of year	$580,552	$349,828

22 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON G LOBAL OPPORTUNITIES TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Global Opportunities Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key

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TEMPLETON G LOBAL O PPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

24 Annual Report

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TEMPLETON G LOBAL O PPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2015, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. During the year ended December 31, 2015, the Fund recognized $312,174 from Sweden for previously withheld foreign taxes and interest on such taxes. These amounts are reflected as other income and interest in the Statement of Operations. In regards to filings in other European Union countries, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest
At December 31, 2015, there were an unlimited number of shares of authorized (without par value). Transactions in the Fund’s shares were as follows:
			Year Ended December 31,
		2015			2014
	Shares		Amount	Shares	Amount
Class A Shares:
Shares sold	2,025,554	$41,241,274		2,193,663	$50,774,623
Shares issued in reinvestment of distributions	1,158,972		20,924,520	1,560,525	32,628,538
Shares redeemed	(4,285,773)		(87,690,260)	(5,845,932)	(135,994,422)
Net increase (decrease)	(1,101,247)	$(25,524,466)		(2,091,744)	$(52,591,261)
Class C Shares:
Shares sold	202,206		$3,994,684	114,428	$2,587,515
Shares issued in reinvestment of distributions	94,786		1,669,563	119,306	2,445,040
Shares redeemed	(271,976)		(5,356,763)	(254,875)	(5,718,775)
Net increase (decrease)	25,016		$307,484	(21,141)	$(686,220)
Advisor Class Shares:
Shares sold	99,831		$2,036,625	285,696	$6,624,653
Shares issued in reinvestment of distributions	26,951		485,806	41,494	865,218
Shares redeemed	(210,771)		(4,301,685)	(165,983)	(3,853,872)
Net increase (decrease)	(83,989)		$(1,779,254)	161,207	$3,635,999

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Invest-
ments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Investments (Asia) Limited (FTIA)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.885%	Over $200 million, up to and including $700 million
0.850%	Over $700 million, up to and including $1 billion
0.830%	Over $1 billion, up to and including $1.2 billion
0.805%	Over $1.2 billion, up to and including $5 billion
0.785%	Over $5 billion, up to and including $10 billion
0.765%	Over $10 billion, up to and including $15 billion
0.745%	Over $15 billion, up to and including $20 billion
0.725%	In excess of $20 billion

Under a subadvisory agreement, TAML and FTIA, affiliates of TIC, provide subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$44,661
CDSC retained	$2,257

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees (continued)

For the year ended December 31, 2015, the Fund paid transfer agent fees of $590,276, of which $344,301 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number of			Number of
	Shares Held			Shares Held	Value
	at Beginning	Gross	Gross	at End	at End	Investment	Realized
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)

Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	—	4,320,168	(4,320,168)	—	$ —	$ —	$ —

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2015, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$2,628,692	$11,312,180
Long term capital gain	24,671,219	31,639,807
	$27,299,911	$42,951,987

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$404,209,402
Unrealized appreciation	$100,597,174
Unrealized depreciation	(78,654,028)
Net unrealized appreciation (depreciation)	$21,943,146
Undistributed ordinary income	$734,150
Undistributed long term capital gains	2,824,571
Distributable earnings	$3,558,721

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

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NOTES TO FINANCIAL STATEMENTS

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, aggregated $71,429,547 and $121,431,583, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

At December 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on	$409,454	Unrealized depreciation on	$—
	OTC forward exchange		OTC forward exchange
	contracts		contracts

For the year ended December 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Net Change in
Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of Operations	Gain (Loss)	Statement of Operations	(Depreciation)
Hedging Instruments	Locations	for the Year	Locations	for the Year
	Net realized gain (loss) from:		Net change in unrealized
appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency		Translation of other assets
	transactions	$(1,750,730)[a]	and liabilities
denominated in foreign
			currencies	$409,454	[a]
[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended December 31, 2015, the average month end fair value of derivatives represented 0.25% of average month end net assets. The average month end number of open derivative contracts for the year was 2.

See Note 1(c) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

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TEMPLETON G LOBAL O PPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS

9. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15% These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2015, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a,b]	$416,152,548	$—	$—	$416,152,548
Short Term Investments	—	10,000,000	—	10,000,000
Total Investments in Securities	$416,152,548	$10,000,000	$—	$426,152,548
Other Financial Instruments
Forward Exchange Contracts	$—	$409,454	$—	$409,454

[a]Includes common stocks and other equity interests.
[b]For detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty	Selected Portfolio
GSCO Goldman Sachs Group, Inc.	ADR	American Depositary Receipt
	FHLMC	Federal Home Loan Mortgage Corp.
	IDR	International Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Opportunities Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Opportunities Trust (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 18, 2016

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $24,671,219 as a long term capital gain dividend for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 85.50% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $9,361,012 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 22, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class A, Class C and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source Income	Foreign Source Qualified
Class	Per Share	Per Share	Dividends Per Share
Class A	$0.0377	$0.2053	$0.1447
Class C	$0.0377	$0.0817	$0.0576
Advisor Class	$0.0377	$0.2472	$0.1742

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON G LOBAL O PPORTUNITIES TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	147	Bar-S Foods (meat packing
300 S.E. 2nd Street				company) (1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	41	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (2014-present), Ares
Capital Corporation (specialty
finance company) (2010-present),
United Natural Foods, Inc.
(distributor of natural, organic and
specialty foods) (2013-present),
Allied Capital Corporation (financial
services) (2003-2010) and SLM
Corporation (Sallie Mae)
(1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 1989	24	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street				(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923				Limited (retail distributors)
(1989-present).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee	147	Hess Corporation (exploration
300 S.E. 2nd Street	Independent	since 1996		and refining of oil and gas)
Fort Lauderdale, FL 33301-1923	Trustee	and Lead		(1993-present), Canadian National
		Independent		Railway (railroad) (2001-present),
		Trustee		White Mountains Insurance Group,
		since 2007		Ltd. (holding company)
(2004-present), RTI International
Metals, Inc. (manufacture and
distribution of titanium) (1999-2015)
and H.J. Heinz Company
(processed foods and allied
products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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TEMPLETON G LOBAL O PPORTUNITIES TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	147	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)
(2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	41	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc.
				(pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	147	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	147	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present;
Fort Lauderdale, FL 33301-1923				previously 2010-2012), Graham
				Holdings Company (education and
				media organization) (2011-present)
				and Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954)	Trustee	Since 1989	24	None
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	41	El Oro Ltd (investments)
300 S.E. 2nd Street				(2008-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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TEMPLETON G LOBAL O PPORTUNITIES TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	164	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Rupert H. Johnson, Jr. (1940) Chairman of the		Chairman of	147	None
One Franklin Parkway	Board, Trustee and	the Board and
San Mateo, CA 94403-1906	Vice President	trustee since
2013, and
Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
44 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and Chief	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Executive Officer –
Nassau, Bahamas	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer – Finance
San Mateo, CA 94403-1906	and Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

franklintempleton.com Annual Report 35

TEMPLETON G LOBAL O PPORTUNITIES TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President –	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	AML Compliance
St. Petersburg, FL 33716-1205
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton
Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Mark H. Otani (1968)	Treasurer, Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Financial Officer
San Mateo, CA 94403-1906	and Chief
Accounting Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 13 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief Compliance	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Officer
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since	Not Applicable	Not Applicable
One Franklin Parkway		November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

36 Annual Report franklintempleton.com

TEMPLETON G LOBAL O PPORTUNITIES TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and Vice	Secretary	Not Applicable	Not Applicable
300 S.E. 2nd Street	President	since 2013
Fort Lauderdale, FL 33301-1923		and Vice
President
since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares
Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied
Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and
Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga
Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI
Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief
Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com Annual Report 37

TEMPLETON G LOBAL OPPORTUNITIES TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

38 Annual Report

franklintempleton.com

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Annual Report and Shareholder Letter
Templeton Global Opportunities Trust

Investment Manager
Templeton Investment Counsel, LLC

Subadvisors
Templeton Asset Management Ltd.
Franklin Templeton Investments (Asia) Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	415 A 02/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12 (a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)     Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $45,636 for the fiscal year ended December 31, 2015 and $42,181 for the fiscal year ended December 31, 2014.

(b)     Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,952 for the fiscal year ended December 31, 2015 and $2,894 for the fiscal year ended December 31, 2014.  The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)     Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)     All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2015 and $188 for the fiscal year ended December 31, 2014.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $19,053 for the fiscal year ended December 31, 2015 and $165,493 for the fiscal year ended December 31, 2014. The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying assets under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)     No disclosures are required by this Item 4(f).

(g)     The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $22,005 for the fiscal year ended December 31, 2015 and $168,575 for the fiscal year ended December 31, 2014.

(h)     The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL OPPORTUNITIES TRUST

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date February 26, 2016

By /s/MARK H. OTANI

   Mark H. Otani

   Chief Financial Officer and

Chief Accounting Officer

Date February 26, 2016